Exhibit 99.1
Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$131,136	$203,354	$329,585	$472,035	$362,729
Investment securities available for sale	825,614	844,496	846,267	791,085	785,341
Loans held for sale	3,727	12,069	13,275	4,625	2,833
Total loans	4,849,048	4,651,228	4,488,719	4,410,440	4,457,899
Less: Allowance for loan losses	97,902	96,114	98,759	98,742	100,282
Net loans	4,751,146	4,555,114	4,389,960	4,311,698	4,357,617
Other real estate owned (“OREO”)	3,886	5,103	9,161	14,485	11,497
Stock in Federal Home Loan Banks	42,639	43,714	44,248	44,785	45,325
Premises and equipment, net	29,432	29,224	28,707	27,168	26,256
Goodwill	110,180	110,180	110,180	110,180	110,180
Intangible assets, net	27,479	28,569	29,690	30,814	32,211
Fees receivable	9,042	8,147	7,998	8,481	8,322
Accrued interest receivable	16,968	16,875	16,504	16,881	17,154
Deferred income taxes, net	66,105	66,782	75,569	77,182	81,542
Other assets	120,318	115,069	112,628	118,091	132,144
Assets of discontinued operations	10,890	10,676	10,549	10,268	10,170
Total assets	$6,148,562	$6,049,372	$6,024,321	$6,037,778	$5,983,321
Liabilities:
Deposits	$4,602,451	$4,530,411	$4,534,076	$4,551,319	$4,540,190
Securities sold under agreements to repurchase	108,551	130,791	108,294	122,448	127,278
Federal Home Loan Bank borrowings	582,551	521,827	527,481	523,695	494,814
Junior subordinated debentures	178,645	182,053	188,645	188,645	193,645
Other liabilities	91,827	94,811	90,664	90,042	83,450
Liabilities of discontinued operations	1,392	1,663	1,622	1,449	1,492
Total liabilities	5,565,417	5,461,556	5,450,782	5,477,598	5,440,869
Redeemable Noncontrolling Interests	21,604	21,691	21,885	21,210	20,341
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares;
Series B, issued and outstanding (contingently convertible): 401 shares at all dates presented; liquidation value: $100,000 per share	58,089	58,089	58,089	58,089	58,089
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 78,151,609 shares at March 31, 2012; 78,023,317 shares at December 31, 2011; 78,004,135 shares at September 30, 2011; 77,942,074 shares at June 30, 2011; and 77,012,314 shares at March 31, 2011	78,152	78,023	78,004	77,942	77,012
Additional paid-in capital	642,276	656,436	655,165	654,297	655,338
Accumulated deficit	(220,512)	(230,017)	(243,079)	(254,758)	(269,303)
Accumulated other comprehensive income	3,536	3,594	3,475	3,400	975
Total shareholders’ equity	561,541	566,125	551,654	538,970	522,111
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$6,148,562	$6,049,372	$6,024,321	$6,037,778	$5,983,321

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
(In thousands, except share and per share data)	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Interest and dividend income:
Loans	$51,946	$51,857	$53,043	$54,577	$52,571
Taxable investment securities	1,256	1,332	1,456	1,393	1,380
Non-taxable investment securities	848	846	905	928	1,089
Mortgage-backed securities	1,603	1,775	1,873	1,841	1,807
Federal funds sold and other	149	226	242	281	319
Total interest and dividend income	55,802	56,036	57,519	59,020	57,166
Interest expense:
Deposits	4,903	5,608	5,921	6,301	6,650
Federal Home Loan Bank borrowings	3,945	4,059	4,203	4,261	4,391
Junior subordinated debentures	1,752	1,786	1,851	1,905	1,893
Repurchase agreements and other short-term borrowings	434	434	485	519	521
Total interest expense	11,034	11,887	12,460	12,986	13,455
Net interest income	44,768	44,149	45,059	46,034	43,711
Provision/ (credit) for loan losses	4,000	(2,500)	4,500	(2,190)	13,350
Net interest income/(loss) after provision/ (credit) for loan losses	40,768	46,649	40,559	48,224	30,361
Fees and other income:
Investment management and trust fees	15,238	14,774	16,161	16,337	16,083
Wealth advisory fees	9,236	8,881	8,623	8,616	8,433
Other banking fee income	1,017	1,179	1,339	1,287	1,234
Gain on repurchase of debt	879	2,392	—	1,838	—
Gain on sale of investments, net	13	109	103	167	419
Gain on sale of loans, net	421	593	386	1,125	385
Gain/(loss) on OREO, net	(41)	1,261	3,156	844	110
Other	691	420	(44)	438	1,792
Total fees and other income	27,454	29,609	29,724	30,652	28,456
Operating expense:
Salaries and employee benefits	36,912	38,665	33,796	34,775	35,636
Occupancy and equipment	7,265	7,570	7,519	7,332	7,228
Professional services	2,939	2,748	3,634	5,284	5,143
Marketing and business development	1,329	2,032	1,473	1,863	1,434
Contract services and data processing	1,188	1,141	1,150	1,219	1,134
Amortization of intangibles	1,090	1,121	1,124	1,397	1,159
FDIC insurance	849	1,253	1,356	1,294	2,236
Restructuring expense	135	653	1,116	4,304	1,982
Other	3,920	2,783	3,748	3,442	4,109
Total operating expense	55,627	57,966	54,916	60,910	60,061
Income/(loss) before income taxes	12,595	18,292	15,367	17,966	(1,244)
Income tax expense/(benefit)	3,851	5,722	4,542	4,197	(179)
Net income/(loss) from continuing operations	8,744	12,570	10,825	13,769	(1,065)
Net income/(loss) from discontinued operations	1,554	1,374	1,594	1,553	1,663
Net income/(loss) before attribution to noncontrolling interests	10,298	13,944	12,419	15,322	598
Less: Net income/ (loss) attributable to noncontrolling interests	793	882	740	777	747
Net income/(loss) attributable to the Company	$9,505	$13,062	$11,679	$14,545	$(149)